Exhibit 99.1

Opower Announces Third Quarter Financial Results

Company announces major new contract worth nearly $50 million

Revenue of $39 million marks 15 percent year-over-year growth

ARLINGTON, Va. — November 10, 2015 — Opower (NYSE: OPWR), the global leader in cloud-based software for the utility industry, today announced its financial results for the third quarter of 2015. The company ended the quarter with revenue of $39 million, an increase of 15 percent year-over-year.

“Our strong third quarter underscores Opower’s success in renewing our largest clients and setting the foundation for revenue acceleration in 2016,” said Dan Yates, CEO of Opower. “Our software and data leadership continues to be validated by utilities selecting Opower to support their customer engagement efforts.”

Opower announced the signing of another major contract with a large U.S. utility worth nearly $50 million over 6 years. The deal covers a large Energy Efficiency program and is part of a master agreement covering operating subsidiaries across multiple states.

Third Quarter 2015 Financial Highlights

•	Total revenue for the third quarter of 2015 was $38.9 million, an increase of 15 percent from the comparable period in 2014.

•	GAAP operating loss was $8.0 million, compared to an operating loss of $7.4 million for the comparable period in 2014.

•	Non-GAAP operating loss was $2.6 million, compared to $2.9 million for the comparable period in 2014.

•	GAAP net loss was $8.3 million, compared to $8.2 million for the comparable period in 2014. GAAP net loss per share was $0.16, based on diluted weighted-average shares outstanding of 51.6 million. This compares to a GAAP net loss per share of $0.17 for the comparable period in 2014.

•	Non-GAAP net loss was $3.0 million, compared with $3.7 million for the comparable period in 2014. Non-GAAP net loss per diluted share was $0.06, based on diluted weighted-average shares outstanding of 51.6 million. This compares to a non-GAAP net loss per share of $0.08 for the comparable period in 2014.

•	Adjusted EBITDA was $0.1 million, compared to a $1.1 million loss for the comparable period in 2014.

•	The Company had $105.0 million in cash, cash equivalents, and investments at September 30, 2015.

Business Outlook

Opower is issuing the following outlook for the fourth quarter and full year 2015, based on current expectations.

(in $ millions, except per share outlook)	Fourth Quarter 2015	Full Year 2015
Revenue	39.6-40.3	147.8-148.5
Adjusted EBITDA (loss)	(4.5)-(3.8)	(10.2)-(9.5)
GAAP net income (loss)	(14.9)-(14.2)	(46.2)-(45.5)
Per share	(0.29)-(0.27)	(0.90)-(0.88)
Non-GAAP net income (loss)	(7.6)-(6.9)	(22.6)-(21.9)
Per share	(0.15)-(0.13)	(0.44)-(0.42)

Non-GAAP net income (loss) in the table above excludes stock-based compensation expense of $7.3 million and $23.6 million for the fourth quarter and for the full year 2015, respectively. Adjusted EBITDA (loss) excludes the same stock-based compensation expense amounts as well as depreciation and amortization expense of $3.2 million and $11.0 million for fourth quarter and for the full year 2015, respectively. Adjusted EBITDA (loss) also excludes provision for income taxes and other (income) expense, including interest, and these amounts are immaterial for the periods presented.

Conference Call Information

What:	Opower Third Quarter 2015 Financial Results Conference Call

When:	Tuesday, November 10, 2015

Time:	5:00 p.m. ET

Live Call:	(877) 201-0168, Domestic
(647) 788-4901, International
Conference ID: 60457917

Webcast:	investor.opower.com (live and replay)

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, non-GAAP weighted-average common shares outstanding and adjusted EBITDA.

We define non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share as excluding the impact of stock-based compensation. The weighted-average shares outstanding used to calculate non-GAAP net loss per share gives effect to the conversion of any outstanding preferred stock as of the beginning of each of the periods presented.

We define adjusted EBITDA as net loss adjusted to exclude the impact of our income tax provision, other income (expense), depreciation and amortization, and stock-based compensation.

We believe that these non-GAAP financial measures provide useful information to management and investors regarding certain trends relating to Opower’s business and results of operations. We utilize these non-GAAP financial measures for fiscal, operational and budgetary decision-making purposes. We believe that these non-GAAP financial measures provide useful information regarding both past financial performance and future financial prospects, and permit us to analyze key financial metrics that allow us to make more informed business decisions. We believe that the utilization of these non-GAAP financial measures provides an additional tool for investors to use when evaluating our ongoing financial results against those of other software companies, many of which disclose similar non-GAAP financial measures.

We do not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is their exclusion of significant income and expenses that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management on which income and expenses are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures that is included in this press release, and not to rely on any single financial measure to evaluate our business.

About Opower

Opower (NYSE: OPWR) is an enterprise software company that is transforming the way utilities engage with their customers. Opower’s customer engagement platform enables utilities to reach their customers at moments that matter through proactive and digitized communications that drive energy savings, increase customer engagement and satisfaction, and lower customer operation costs. Opower’s software has been deployed to more than 95 utility partners around the world and reaches more than 50 million households and businesses. For more information, please visit www.opower.com and follow us on Twitter at @Opower.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our revenue, net income and profitability metrics for the company’s fourth quarter and full year 2015, and statements regarding our market position in our industry. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, unpredictable sales cycles and implementation times; changes to the regulatory landscape could alter our customers’ buying patterns; our ability to respond to evolving technological changes; our ability to retain and attract customers; the risk of technological developments and innovations by others; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the risk of losing key employees; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism. For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our Form 10-K filed on March 13, 2015 and any subsequently-filed quarterly reports on Form 10-Q and current reports on Form 8-K. Past performance is not necessarily indicative of future results. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

OPOWER, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31, 2014	September 30, 2015
Assets
Current assets:
Cash and cash equivalents	$125,725	$38,180
Short-term investments	—	31,395
Accounts receivable, net	36,295	26,343
Prepaid expenses and other current assets	4,654	6,018

Total current assets	166,674	101,936
Long-term investments	—	35,475
Property and equipment, net	17,672	18,472
Other assets	151	333

Total assets	$184,497	$156,216

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,400	$1,495
Accrued expenses	6,367	6,442
Deferred revenue	61,989	53,145
Accrued compensation and benefits	8,337	7,074
Other current liabilities	2,091	1,741

Total current liabilities	80,184	69,897
Deferred revenue	2,280	497
Other liabilities	1,232	511

Total liabilities	83,696	70,905

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	226,093	241,910
Accumulated deficit	(124,994)	(156,286)
Accumulated other comprehensive loss	(298)	(313)

Total stockholders’ equity	100,801	85,311

Total liabilities and stockholders’ equity	$184,497	$156,216

OPOWER, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Revenue:
Subscription	$29,953	$34,786	$84,602	$97,336
Services	3,821	4,150	8,992	10,808

Total revenue	33,774	38,936	93,594	108,144

Cost of revenue(1):
Subscription	8,506	9,656	23,114	27,939
Services	2,706	4,123	8,806	11,806

Total cost of revenue	11,212	13,779	31,920	39,745

Gross profit	22,562	25,157	61,674	68,399

Operating expenses(1):
Sales and marketing	14,580	14,538	43,958	44,558
Research and development	11,177	13,857	34,131	39,792
General and administrative	4,241	4,743	13,010	14,032

Total operating expenses	29,998	33,138	91,099	98,382

Operating loss	(7,436)	(7,981)	(29,425)	(29,983)

Other income (expense):
Loss on foreign currency	(853)	(432)	(691)	(1,318)
Interest expense	(14)	(19)	(99)	(31)
Other, net	144	108	287	120

Loss before income taxes	(8,159)	(8,324)	(29,928)	(31,212)
Provision for (benefit from) income taxes	37	(33)	53	78

Net loss	$(8,196)	$(8,291)	$(29,981)	$(31,290)

Weighted-average common stock outstanding:
Basic and diluted	49,091	51,550	39,253	51,053

Net loss per share:
Basic and diluted	$(0.17)	$(0.16)	$(0.76)	$(0.61)

(1)	Stock-based compensation was allocated as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Subscription	$75	$181	$195	$563
Services	230	331	723	961
Sales and marketing	2,019	2,211	6,994	6,479
Research and development	1,195	1,872	4,088	5,562
General and administrative	968	741	3,425	2,774

Total stock-based compensation	$4,487	$5,336	$15,425	$16,339

OPOWER, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited, in thousands)

	Nine Months Ended September 30,
	2014	2015
Operating Activities
Net loss	$(29,981)	$(31,290)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,841	7,874
Stock-based compensation expense	15,425	16,339
Other	396	1,422

Changes in operating assets and liabilities:
Accounts receivable	(1,102)	9,819
Prepaid expenses and other current assets	(1,236)	(1,437)
Other assets	62	(81)
Accounts payable	(215)	9
Accrued expenses	1,256	(214)
Accrued compensation and benefits	1,363	(1,241)
Deferred revenue	2,755	(10,665)
Other liabilities	(319)	(351)

Net cash used in operating activities	(6,755)	(9,816)

Investing Activities
Purchases of available-for-sale securities	—	(66,941)
Additions to property and equipment	(8,081)	(7,136)

Net cash used in investing activities	(8,081)	(74,077)

Financing Activities
Proceeds from issuance of common stock	1,777	1,863
Proceeds from initial public offering, net of underwriting discounts and commissions	123,955	—
Payment of offering costs	(1,687)	—
Taxes paid related to net share settlement of equity awards	—	(3,981)
Payment of debt issuance costs	—	(110)
Principal payments on capital lease obligations	(358)	(376)

Net cash provided by (used in) financing activities	123,687	(2,604)

Effect of exchange rate changes on cash and cash equivalents	(105)	(1,048)

Net increase (decrease) in cash and cash equivalents	108,746	(87,545)
Cash and cash equivalents, beginning of period	28,819	125,725

Cash and cash equivalents, end of period	$137,565	$38,180

OPOWER, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Reconciliation of Net Loss to Adjusted EBITDA:
Net loss	$(8,196)	$(8,291)	$(29,981)	$(31,290)
Provision for (benefit from) income taxes	37	(33)	53	78
Other (income) expense, including interest	723	343	503	1,229
Depreciation and amortization	1,852	2,708	4,841	7,874
Stock-based compensation	4,487	5,336	15,425	16,339

Adjusted EBITDA	$(1,097)	$63	$(9,159)	$(5,770)

Reconciliation of Cost of Revenue to Non-GAAP Cost of Revenue:
Cost of revenue	$11,212	$13,779	$31,920	$39,745
Less: Stock-based compensation	305	512	918	1,524

Non-GAAP cost of revenue	$10,907	$13,267	$31,002	$38,221

Reconciliation of Subscription Gross Margin to Non-GAAP Subscription Gross Margin:
Subscription gross margin	71.6%	72.2%	72.7%	71.3%
Add back: Subscription stock-based compensation	0.3%	0.5%	0.2%	0.6%

Non-GAAP Subscription gross margin	71.9%	72.7%	72.9%	71.9%

Reconciliation of Services Gross Margin to Non-GAAP Services Gross Margin:
Services gross margin	29.2%	0.7%	2.1%	-9.2%
Add back: Services stock-based compensation	6.0%	8.0%	8.0%	8.9%

Non-GAAP Services gross margin	35.2%	8.7%	10.1%	-0.3%

Reconciliation of Gross Margin to Non-GAAP Gross Margin:
Gross margin	66.8%	64.6%	65.9%	63.2%
Add back: Stock-based compensation	0.9%	1.3%	1.0%	1.4%

Non-GAAP gross margin	67.7%	65.9%	66.9%	64.6%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:
Operating expenses	$29,998	$33,138	$91,099	$98,382
Less: Stock-based compensation	4,182	4,824	14,507	14,815

Non-GAAP operating expenses	$25,816	$28,314	$76,592	$83,567

Reconciliation of Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(7,436)	$(7,981)	$(29,425)	$(29,983)
Add back: Stock-based compensation	4,487	5,336	15,425	16,339

Non-GAAP operating loss	$(2,949)	$(2,645)	$(14,000)	$(13,644)

Reconciliation of Net Loss to Non-GAAP Net Loss:
Net loss	$(8,196)	$(8,291)	$(29,981)	$(31,290)
Add back: Stock-based compensation	4,487	5,336	15,425	16,339

Non-GAAP net loss	$(3,709)	$(2,955)	$(14,556)	$(14,951)

Shares used in computing Non-GAAP Per Share Amounts:
Weighted-average common stock outstanding, basic and diluted	49,091	51,550	39,253	51,053
Add: Additional weighted-average shares giving effect to the conversion of preferred stock as of the beginning of the period	—	—	6,909	—

Non-GAAP weighted-average common stock outstanding, basic and diluted	49,091	51,550	46,162	51,053

Non-GAAP net loss per share	$(0.08)	$(0.06)	$(0.32)	$(0.29)

Source: Opower

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571-483-5200

investor@opower.com

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